BLACKROCK FUNDS II

BlackRock LifePath® Smart Beta 2020 Fund

BlackRock LifePath® Smart Beta 2025 Fund

BlackRock LifePath® Smart Beta 2030 Fund

BlackRock LifePath® Smart Beta 2035 Fund

BlackRock LifePath® Smart Beta 2040 Fund

BlackRock LifePath® Smart Beta 2045 Fund

BlackRock LifePath® Smart Beta 2050 Fund

BlackRock LifePath® Smart Beta 2055 Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated November 9, 2017 to the

Prospectuses, each dated February 28, 2017, as supplemented to date

Effective immediately, the following changes are made to each Fund’s Prospectuses, as applicable:

The following replaces the chart in the section of each Prospectus entitled “Fund Overview — Key Facts About [the Fund] — Principal Investment Strategies of the Fund”:

The following table lists the years until retirement and the target allocation among asset classes for each of the LifePath® Smart Beta Funds as set out in the above chart:

Name of Fund	Years Until Retirement	Equity Funds (includes REITs)	Fixed-Income Funds
BlackRock LifePath® Smart Beta 2055 Fund	38	99%	1%
BlackRock LifePath® Smart Beta 2050 Fund	33	99%	1%
BlackRock LifePath® Smart Beta 2045 Fund	28	97%	3%
BlackRock LifePath® Smart Beta 2040 Fund	23	91%	9%
BlackRock LifePath® Smart Beta 2035 Fund	18	82%	18%
BlackRock LifePath® Smart Beta 2030 Fund	13	72%	28%
BlackRock LifePath® Smart Beta 2025 Fund	8	61%	39%
BlackRock LifePath® Smart Beta 2020 Fund	3	49%	51%
BlackRock LifePath® Smart Beta Retirement Fund	0	40%	60%

Shareholders should retain this Supplement for future reference.

PRO-LPSB-1117SUP

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